iMedical Innovations Inc. - Statements of Operations - USD ($)		12 Months Ended
		Dec. 31, 2015	Dec. 31, 2014
Income Statement
Revenue
Expenses:
General and administrative expenses	[1]	$ 3,986,550	$ 873,541
Research and development expenses	[2]	1,143,453	832,661
TOTAL OPERATING EXPENSES		5,130,003	$ 1,706,202
Accretion expense	[3]	59,875
Change in fair value of derivative liabilities	[4]	(4,026)
NET LOSS BEFORE INCOME TAXES		$ (5,185,852)	$ (1,706,202)
Income taxes	[5]
Net loss		$ (5,185,852)	$ (1,706,202)
Translation adjustment		(35,313)	3,050
COMPREHENSIVE LOSS		$ (5,221,165)	$ (1,703,152)
LOSS PER SHARE, BASIC AND DILUTED		$ (0.32)	$ (0.12)
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING		16,167,781	14,409,314

[1]	See Notes 9 and 11
[2]	See Note 12
[3]	See Note 7
[4]	See Note 8
[5]	See Note 10